UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2006

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



           Delaware                    0-26224                  51-0317849
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATION ARRANGEMENT OF CERTAIN OFFICERS.

(b)(c) On November 9, 2006, Jerry E. Corbin replaced David B. Holtz as the principal accounting officer of Integra LifeSciences Holdings Corporation (the "Company"). In addition, David Holtz notified the Company that he will be leaving the Company at the end of the year to pursue other opportunities. Mr. Holtz's last day with the Company will be December 31, 2006.

Mr. Corbin joined the Company as Vice President and Corporate Controller in June 2006. From 1989 to 2006, Mr. Corbin held key finance positions in corporate accounting, sales and marketing and, most recently, research and development for sanofi-aventis and its predecessors. Prior to that, he held management positions with Sigma-Aldrich Corporation and Edward D. Jones & Company. Mr. Corbin is 46 years old.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number   Description of Exhibit
--------------   ---------------------------

99.1             Press release issued November 9, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          INTEGRA LIFESCIENCES HOLDINGS
                                          CORPORATION

            Date: November 14, 2006        By: /s/ Stuart M. Essig
                                           -----------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer










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                                 Exhibit Index


Exhibit Number   Description of Exhibit
--------------   ---------------------------

99.1             Press release issued November 9, 2006